Road Show Presentation

The attached slide show was filed with the Securities and Exchange Commission on December 5, 2005 as
part of the Form 8-K filed by Arpeggio Acquisition Corporation with the Securities and Exchange Commission on
December 5, 2005 (“December 2005 8-K”). Arpeggio is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Arpeggio’s securities, regarding its merger with Hill
International, Inc., as described in the December 2005 8-K. The attached slide show, as well as the December 2005 8-
K are being distributed to attendees of these presentations.

Earlybirdcapital, Inc. (“EBC”), the managing underwriter of Arpeggio’s initial public offering (“IPO”) consummated in June 2004, is assisting Arpeggio in these efforts without  charge, other than the reimbursement of its out-of-pocket expenses. Arpeggio and its directors and executive officers, and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Arpeggio’s stockholders to be held to approve the merger.

Stockholders of Arpeggio and other interested persons are advised to read, when available, Arpeggio’s preliminary proxy statement and definitive proxy statement in connection with Arpeggio’s solicitation of proxies for the special meeting because these proxy statements will contain important information.  Such persons can also read Arpeggio’s final prospectus, dated June 24, 2004, for a description of the security holdings of the Arpeggio officers and directors and of EBC and their respective interests in the successful consummation of this business combination.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger.  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a proxy statement and definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the Securities and Exchange Commission’s Internet site ( http://www.sec.gov).

MERGER OF

ARPEGGIO ACQUISITION CORPORATION

(APGO, APGOW, APGOU)

&

HILL INTERNATIONAL, INC.

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, about Arpeggio, Hill and their combined business after completion of the proposed acquisition.  Forward looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of Arpeggio’s and Hill’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued
compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Hill is engaged;
fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of project management and construction claims consulting services; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Arpeggio’s filings with the Securities and Exchange Commission, including its report on Form 10-QSB for the period ended September 30, 2005.  The information set forth herein should be read in light of such risks.  Neither Arpeggio nor Hill assumes any obligation to update the information contained in this presentation.

Business:

One of the worldwide leaders in construction project
management and claims consulting

Construction project management (82% of revenue)

Construction claims consulting (18% of revenue)

Founded:                 1976 by current CEO Irvin Richter

Locations:              Marlton, NJ (HQ) & 20 other offices in 10 countries

Employees:            771 (including 16 independent contractors)

Listing(1) :          OTCBB: APGOU, APGO, APGOW

(1) Combined entity to seek Nasdaq listing upon closing

Hill International Overview

Fiscal Year Ending 12/31	EBIT	Contingent Shares
2006	$ 9.9 million	2.3 million
2007	$13.5 million	2.3 million
2008	$18.4 million	1.0 million
2009	$24.9 million	1.0 million

Arpeggio will issue 14.5 million shares to Hill shareholders, representing 63.6%
ownership in the combined entity

Over the next 4 years, Hill shareholders may earn an additional 6.6 million shares (for a total consideration of 21.1 million shares) if certain EBIT targets are met

Lock up agreements in place (December 31, 2007 for Hill’s major shareholders)

Employment agreements with key members of senior management

Will seek Nasdaq listing upon closing

Hill’s current shareholders nominate 6 of 9 Board members

Motivation to merge:

Growth capital / Acquisitions

Retire debt / Improve balance sheet

Elevate profile within the industry

Attract and retain high quality professionals

The Transaction

Project Management Group

Approximately 82% of net revenue in 2005 (1)

18th ranked overall and largest independent construction
management-for-fee firm in the U.S (per ENR – Engineering News
Record)

Managed more than 1,000 projects worth $100+ billion

Manages all phases of the construction process from pre-design through completion

program management

project management

troubled project turnaround

estimating and cost management

project labor agreements

Fee-based consulting model mitigates risk compared to GMP
(guaranteed maximum price) model

Unlike general contractors that risk cost overruns, Hill’s for fee structure eliminates project completion or price risks

(1) Based on first three quarters of 2005

Hill managed the reclamation of The Palm Jumeirah,
one of three artificial Islands planned in the Arabian
Gulf off the coast of Dubai, UAE. Hill is currently
managing construction of 1,300 villas on the island's
“fronds.” The "trunk" of the island provides public
entertainment, amusement, shopping, dining and
some residential facilities while the fronds are
dedicated to upscale housing.

$1,500,000,000

Project Value:

Program Management

Service:

Nakheel Corporation

Client:

Dubai, UAE

Location:

The Palm Jumeirah

Project Name:

Project Highlights

Hill is providing project management services on
this 57-story skyscraper, designed by Robert A.M.
Stern, which will include 1.3 million square feet of
Class AA office space and 40,000 square feet of
retail space. Upon completion, the project will be the
tallest building in Philadelphia, which features a
dramatic 110-foot high winter garden, two-story
glass café, 15 atrium floors and a four-story sky
garden situated 735 feet above the public plaza.

$220,000,000

Project Value:

Project Management

Service:

Liberty Property Trust

Client:

Philadelphia, PA, USA

Location:

Comcast Center

Project Name:

Project Name:

U.S. Supreme Court Building

Lo

cation:

Washington, DC, USA

Client:

Architect of the Capitol

Service:

Construction Management

Project Value:

$122,000,000

Hill is providing a full range of construction
management services for the modernization of the
United States Supreme Court Building
design, procurement and construction phase support.
The project involves the construction of a new
underground annex and well as the complete involving
renovation and modernization throughout the historic
Court Building.

Project Name:

World Trade Center

Transportation Hub

Location:

New York, NY, USA

Client:

Port Authority of New York &

New Jersey

Service:

Program Management

Project Value:

$3,100,000,000

Hill is providing program management services in
connection with the planning, design and construction
of the new World Trade Center Transportation Hub,
including the new permanent PATH Terminal, which
is expected to cost $2.5 billion. Hill provided similar
services in connection with the $566 million
temporary PATH Station.

Construction Claims Group

Approximately 18% of net revenue in 2005(1)

One of the largest and best known construction claims consulting firms in the world, having helped resolve over 5,000 disputes valued in excess of $50 billion

Full spectrum of construction dispute resolution services:

claims consulting

litigation support

expert witness testimony

cost and damages assessment

delay and disruption analysis

Clients are typically billed based on an hourly rate for each consultant assigned

Major construction claims clients have included:

General Electric

Honeywell

Abu Dhabi Public Works Department

Bechtel Corporation

Channel Tunnel connecting the United Kingdom and France

Petronas Twin Towers in Kuala Lumpur, Malaysia

(1) Based on first three quarters of 2005

Wide Base of Clients

Corporate, Government, Non-Profits

Geographic Diversity

U.S.

Middle East

Europe

Revenue Breakdown

Significant growth in sales, backlog and profitability

Accelerating revenue growth

Backlog growth

Operating margin expansion

Limited geographic presence creates high opportunity for
growth

Revenue visibility

High barriers to entry create sustainable competitive advantage / High return on capital business

Favorable industry dynamics

Experienced acquirer with focused acquisition strategy

Seasoned management team

Attractive valuation

Investment Considerations

70
60
50
40
30
20
10
0
37.8
48.1
56.1
63.0
47.0
59.2
64.7
2001
2002
2003
2004
Q1-3 2004
Q1-3 2005
Q1-3 2006E

Accelerating Net Revenue Growth

26%

18%

Backlog points to sustainable future growth

Recent growth achieved in poor construction market

Fragmented market with many small players

Limited geographic presence creates high opportunity for growth

Based on existing firm
backlog only. Net
Revenue likely to be
higher – see slide 14

Numbers in US$ million

These numbers were obtained using private company accounting, are unaudited and subject to change

300
250
200
150
100
50
0
57
117
201
256
295
EOY2001
EOY 2002
EOY2003
EOY2004
Oct-05

Total Backlog Increased at 50% CAGR

Over the Last 4 Years

As of October 31, 2005, the expected next 12-month net revenue from existing backlog is $86 million

Numbers in US$ million

These numbers were obtained using private company accounting, are unaudited and subject to change

9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
5.6%
4.4%
4.5%
4.3%
9.7%
2002
2003
2004
Q1 - Q3 2004
Q1 - Q3 2005

✓

✓
✓

Margin Expansion

(EBIT margins - % of Net Revenues)

Lower margins until 2004 due to significant expenses to develop international infrastructure

Few investments required going forward

Margin increase in first three quarters of 2005 reflects this operating leverage

These numbers were obtained using private company accounting, are unaudited and subject to change

12 Month Backlog at the Beginning of Period
Net Revenue for following 12 Month
90
80
70
60
50
40
30
20
10
0
2001
2002
2003
2004
2005
Nov-05

Revenue Visibility

Much of the company’s revenue is tied to contracts that generally have terms of 3-5 years, with some as long as 7-10 years. The long-term and predictable nature of these contracts provides a stable base of recurring revenue and provides increased visibility of future earnings

First nine
months of
2005 ONLY

Numbers in US$ million

These numbers were obtained using private company accounting, are unaudited and subject to change

High Barriers to Entry

Compete on reputation and past experience

Long lasting relationships lead to repeat business

Complex projects require specialized expertise

Snowball effect (success on high profile projects attracts higher profile work)

High ROIC business

Hill is well positioned because of

30 years of experience with track record of success

Experience on high profile projects

$295 million backlog as of October 31, 2005

Independent status eliminates conflict-of-interest concerns

Expertise from the claims business

Favorable Industry Dynamics

Positive long-term capital spending trends

Energy, power, chemicals, civil infrastructure, government service

Growing demand for construction services

Trend towards outsourcing by non-specialist building owners

Owners can reduce costs/risk/delays

Program/Construction management fees were up from $5.9 billion to
$6.7 billion from 2003 to 2004

World events

$286.5 billion U.S. Transportation Bill

Gulf Coast reconstruction

Iraq reconstruction

Afghanistan reconstruction

Experienced Acquirer With Focused Strategy

U.S. acquisitions to round out domestic presence

Target smaller companies without access to other capital sources

Limited infrastructure expenses required as the business grows organically and through acquisitions

Recent acquisitions include:

1998: Citadel Engineering & Construction Consultants, L.L.C.

           (3 employees/$0.5 million annual revenue/construction claims)

2000:  Kueny and Doyle Construction Consulting, Inc.

           (3 employees/$0.5 million annual revenue/project management)

2001: Transportation Construction Services, Inc.

          (30 employees/$6 million annual revenue/project management)

2002: Day & Zimmerman Public Buildings Group

          (6 employees/$1 million annual revenue/project management)

2005: MapleConsult

          (5 employees/$1 million annual revenue/construction claims)

2005: Pickavance Consulting (pending)

          (17 employees/$2 million annual revenue/construction claims)

Experienced Management Team

Irvin Richter, F.CMAA, Chairman & Chief Executive Officer (60)

Founded Hill International in 1976

Expert in the field of construction contracts and claims. Involved in many complex, high-profile construction projects including the
Channel Tunnel, EPCOT and Petronas Twin Towers.

B.A. in Government from Wesleyan University and J.D. from Rutgers University School of Law at Camden.

David Richter, President & Chief Operating Officer (39)

Management responsibility for all of Hill’s business operations

Prior to his current position, Mr. Richter was President of Hill’s Project Management Group for three years and prior to that he was the Company’s General Counsel for six years.

B.S. in Management, B.S.E. in Civil Engineering and J.D. from the University of Pennsylvania.

Raouf Ghali, President, Project Management Group (International) (44)

18 years of domestic and international experience in construction management, project cost control, financial analysis, planning and scheduling.

Prior to joining Hill, Mr. Ghali worked with EuroDisney.

B.S. degree Business Administration/Economics and M.S. in Business Organizational Management from the University of
LaVerne

Frederic Samelian, PMP, President, Construction Claims Group (58)

Prior to joining Hill, founder and Partner with CONEX International, a construction dispute resolution firm. Prior to that, he was a
Director with PricewaterhouseCoopers LLP where he managed their construction claims consulting practice in Southern
California.

B.A. in International Affairs from George Washington University, and M.B.A. from Southern Illinois University.

Ronald Emma, CPA, Senior Vice President of Finance (54)

Prior to joining Hill in 1980, Mr. Emma was the Assistant Controller of General Energy Resources Inc., a holding company for seven mechanical contracting companies specializing in power piping, and Staff Accountant with Haskins & Sells.

B.S. in Accounting from St. Joseph's University. He is a Certified Public Accountant, certified by the State of New Jersey.

Attractive Valuation

Lower EBITDA & EBIT multiples than peer group
average (1) (2)

Higher growth profile

Better quality business (higher return on capital)

Lower risk profile (fee-based model vs. GMP model)

Larger backlog relative to revenue

(1)

Peers included in this analysis are Jacobs Engineering Group Inc., Washington Group International Inc.,
Fluor Corp., Shaw Group Inc. and Tetra Tech inc.

(2)

Based on Arpeggio’s liquidation value of approximatively $5.45 per share

FINANCIAL HIGHLIGHTS

ALL OF THE FOLLOWING FINANCIAL STATEMENTS ARE UNAUDITED AND
WERE PREPARED BY HILL INTERNATIONAL, INC., AS A PRIVATE COMPANY,
IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING
PRINCIPLES AND MAY NOT CONFORM TO SEC REGULATION S-X

Income Statement

Fiscal year ending on or about December 31 – Numbers in US$ Millions

These numbers were obtained using private company accounting, are unaudited and subject to change

(1) Non-recurring adjustments related to litigation, restructuring and discontinued operations

2002

2003

2004

Q1-3 2004

Q1-3 2005

Total Revenue

73.1

78.7

84.1

61.2

80.5

Reimbursable Expenses

25.0

22.6

21.1

14.3

21.3

Net Revenue

48.1

56.1

63.0

47.0

59.2

Direct Expenses

23.9

29.0

34.4

25.6

31.6

Gross Profit

24.2

27.1

28.7

21.3

27.5

Gross Margin

50.3%

48.3%

45.5%

45.4%

46.5%

SG&A

20.9

24.2

26.6

19.6

21.9

Adjustments

(1)

(0.9)

(0.8)

(1.2)

(0.9)

(0.2)

Equity in Earnings of Affiliate

-

-

(0.5)

-

(0.6)

EBITDA

4.2

3.7

3.7

2.6

6.4

Depreciation

0.7

0.7

0.7

0.5

0.5

Amortization of Goodwill

0.8

0.5

0.2

0.1

0.1

EBIT

2.7

2.5

2.8

2.0

5.7

EBIT Margin

5.6%

4.4%

4.5%

4.3%

9.7%

2002	2003	2004	9/30/05
Assets				
Cash & Cash Equivalents	0.1	1.4	0.8	(0.3)
Accounts Receivable, Net	17.5	19.7	22.3	29.4
Prepaid Exp & Other Current Assets	0.6	0.8	2.5	2.0
Total Current Assets	18.1	21.9	25.7	31.1
Property & Equipment, net	2.8	2.6	2.6	2.7
Cash – Restricted	0.3	1.1	3.4	4.0
Other Assets	1.4	1.2	1.3	1.3
Total Assets	22.6	26.8	32.9	39.0
Liabilities & Shareholder's Equity				
Current Liabilities				
Current Portion LTD & Capital Leases	1.0	0.7	1.2	0.4
Accounts Payable	5.2	4.9	6.4	6.5
Accrued Expenses	3.0	3.2	4.8	7.2
Retainage & Other Current Liabilities	6.1	5.7	8.2	10.3
Total Current Liabilities	15.2	14.4	20.7	24.4
Long-Term Debt & Capital Leases	4.2	9.3	9.6	9.0
Defererred Liabilities & Other	0.4	0.6	0.6	0.6
Total Liabilities	19.8	24.4	30.8	34.0
Total Shareholders' Equity	2.8	2.5	2.0	5.0
Liabilities & Shareholders' Equity	22.6	26.8	32.9	39.0

* Numbers may not foot due to rounding.

Balance Sheet

Fiscal year ending on or about December 31 – Numbers in US$ Millions

These numbers were obtained using private company accounting, are unaudited and subject to change

Significant growth in sales, backlog and profitability

Accelerating revenue growth

Backlog growth

Operating margin expansion

Limited geographic presence creates high opportunity for
growth

Revenue visibility

Favorable industry dynamics

Experienced acquirer with focused acquisition strategy

High barriers to entry create sustainable competitive advantage

Seasoned management team

Attractive valuation

Investment Conclusions

SAMPLE PROJECTS

Commercial Office Buildings

Project Name:	The Financial Centre, Bahrain Financial Harbour	Project Name:	Comcast Center
Location:	Manama, Bahrain	Location:	Philadelphia, PA, USA
Client:	Bahrain Financial Harbour Holding Company, B.S.C.	Client:	Liberty Property Trust
Service:	Project Management Oversight	Service:	Project Management
Project Value:	$250,000,000	Project Value:	$220,000,000
Hill is providing project management oversight services for the design and construction of The Financial Centre at Bahrain Financial Harbour (BFH). BFH is a master-planned integrated financial community on prime seafront property in Manama, Kingdom of Bahrain with a diverse range of commercial, residential and leisure components.		Hill is providing project management services on this 57-story skyscraper, designed by Robert A.M. Stern, which will include 1.3 million square feet of Class AA office space and 40,000 square feet of retail space. Upon completion, the project will be the tallest building in Philadelphia, which features a dramatic 110-foot high winter garden, two-story glass café, 15 atrium floors and a four-story sky garden situated 735 feet above the public plaza.

Project Name:	Navigation Tower	Project Name:	Merck, Various Manufacturing Facilities
Location:	Doha, Qatar	Location:	USA, Singapore, Ireland, UK
Client:	Qatar Navigation (Q.S.C.)	Client:	Merck & Co., Inc.
Service:	Project Management	Service:	PConstruction Management Support Services
Project Value:	$90,000,000	Project Value:	Multiple Projects valued in excess of $1 Billion
Hill is providing Design Review and Project Management Services for the 52-story, 220-meter high-rise which will house the corporate headquarters of Qatar Navigation. The total built-up area of the tower will be 117,000 square meters and will include a six-story parking garage with space for up to 1,700 vehicles.		Hill is providing professional project support services to Merck & Co., one of the leading pharmaceutical research and manufacturing firms in the world. Hill assists Merck in implementing all phases of its multi-billion dollar annual capital program through the expertise of our staff of contract administrators, material and equipment purchasing analysts, expeditors, project controls specialists, claims analysts, and construction contract auditors.

Residential Buildings

Project Name:	Al Durrah Tower	Project Name:	Dubai Tower
Location:	Dubai, UAE	Location:	Doha Corniche, Qatar
Client:	H.E. Sheikh Mohamed bin Butti Al Hamid	Client:	Dubai International Properties
Service:	Project Management	Service:	Project Management
Project Value:	$140,000,000	Project Value:	$200,000,000
Hill is providing project management services on the new 76-story, 360-meter tower located adjacent to the Fairmont Hotel on Sheikh Zayed Highway. The residential, commercial and retail complex includes a total built-up area of more than 130,000 square meters.		Hill is providing project management services `for the construction of the 80-story Dubai Tower in Doha. The state of the art skyscraper reaches 445 meters to the top of the mast and is situated overlooking West Bay Doha, State of Qatar. The development contains world class retail outlets, offices, hotel, serviced apartments and residential units and is envisioned to be the premier address in Doha.

Educational Facilities

Project Name:	Various School Construction and Renovation Projects	Project Name:	Bucharest Educational Infrastructure Rehabilitation Program
Location:	Mercer and Burlington Counties, NJ, USA	Location:	Bucharest, Romania
Client:	New Jersey Schools Construction Corp.	Client:	Bucharest Municipality
Service:	Project Management	Service:	Program Management
Project Value:	$350,000,000	Project Value:	$147,000,000
Hill is providing PM/CM services on 17 school construction and renovation projects in 7 regional school districts throughout central and southern New Jersey. The assignment is one of 10 regional contracts awarded throughout the state.		Hill is providing program management services for the Bucharest Educational Infrastructure Rehabilitation Program, which involves the renovation and expansion of 106 kindergartens, primary, secondary and high schools throughout the city.

Courthouses & Criminal Justice Facilities

Project Name:	Putnam County Courthouse	Project Name:	Emanuel Celler U.S. Courthouse
Location:	Carmel, NY, USA	Location:	Brooklyn, NY, USA
Client:	Putnam County	Client:	Volmar Construction, Inc.
Service:	Construction Management	Service:	Project Management
Project Value:	$27,800,000	Project Value:	$80,000,000
Hill was chosen to be the construction manager during design and construction of the new Putnam County Courthouse in Carmel, New York. The 60,000-square-foot courthouse is expected to cost approximately $28 million. The new courthouse will be part of a newly created Putnam County Government Campus Green that will include the county executive building, the original historic 1814 courthouse, and the Burchetta Building which houses the county's law department.		Hill is a member of the team led by Volmar Construction, Inc., providing CM-at-risk services during an $80 million modernization of this federal courthouse building. Hill's services include project management, project controls estimating and contract administration.

Libraries & Museums

Project Name:	National Constitution Center	Project Name:	National Library of Latvia
Location:	Philadelphia, PA, USA	Location:	Riga, Latvia
Client:	National Constitution Center	Client:	Republic of Latvia
Service:	Project Management	Service:	Project Management
Project Value:	$185,000,000	Project Value:	$135,000,000
Hill provided comprehensive project management services for construction of the National Constitution Center (NCC). The NCC is being built on Independence Mall in Philadelphia, birthplace of the Constitution. Chartered by Congress as a nonpartisan, nonprofit organization, the NCC was founded to engage all Americans in the U.S. Constitution, its history, and its relevance to our daily lives.		Hill was chosen as the design and construction manager for this landmark facility. Hill, as project manager, assisted the Library Director and his staff in managing and overseeing all aspects of the planning, design and construction, including its schedule and budget.

Transportation

Project Name:	Driscoll Bridge	Project Name:	Philadelphia International Airport
Location:	Perth Amboy, NJ, USA	Location:	Philadelphia, PA, USA
Client:	New Jersey Highway Authority	Client:	City of Philadelphia, Division of Aviation
Service:	Construction Management, Project Labor Agreements	Service:	Project Management
Project Value:	$150,000,000	Project Value:	$1,500,000,000
Hill conducted a labor and cost analysis and also prepared a report concerning the feasibility and appropriateness of utilizing a Project Labor Agreement (PLA). Hill was selected primarily because of its experience and participation in similar studies with negotiations, drafting, execution, administration and legal defense involving more than 20 public capital construction projects involving utilization of PLAs. Hill is now performing construction management and inspection services for the duration of the project.		Hill was retained for a multi-year project assignment to help implement a major capital improvement program. The program was designed to bring the airport's landside and airside facilities in line with projected air passenger and aircraft demand.

Project Name:	Dubai International Airport	Project Name:	Illinois Tollway
Location:	Dubai, UAE	Location:	Downers Grove, IL
Client:	Dubai Department of Civil Aviation	Client:	Illinois State Toll Highway Authority
Service:	Claims Analysis	Service:	Project Management Oversight
Project Value:	$4,100,000,000	Project Value:	$5,360,000,000
The DCA is engaged in an expansion program to accommodate the increase of passenger flows and airlines traffic at Dubai International Airport over the next fifteen years. The expansion program includes construction and renovations on terminal 3, concourses 2 and 3, a cargo mega-terminal, the Dubai Flower Centre and a major upgrade of the existing Terminal 2. Dubai International Airport is one of the Middle East's busiest and fastest-growing airports. Hill is providing claims management services throughout the multi-billion dollar expansion.		Hill is providing Program Oversight Monitor services in connection with the Illinois Tollway's Long Range Plan (LRP), a 10-year, $5.3 billion capital plan intended to relieve congestion on the Tollway system without raising tolls for regular users, and without using state or federal funds. Some major elements of the LRP include converting all toll plazas to open road plazas, rebuilding and repairing all 274 miles of existing roads and bridges throughout the 12-county system and upgrading all Tollway plazas.

Government Office Buildings

Project Name:	ID/IQ Task Order Contract	Project Name:	ID/IQ Task Order Contract
Location:	Baltimore, MD	Location:	Washington, DC
Client:	U.S. Army Corps of Engineers, Baltimore District	Client:	U.S. Department of Defense, Other Defense Agencies, Washington Headquarters Service
Service:	Construction Management	Service:	Construction Management
Project Value:	N/A	Project Value:	N/A
For more than 15 years, Hill has provided construction management support services to the U.S. Army Corps of Engineers, Baltimore District. One of the most complex projects involved the Phase I Renovation of the Pentagon. The $125 million Phase I included the renovation of 450,000-sf of occupied space in the Pentagon. It was the first phase of a $1.2 billion total renovation effort. The project required replacement of the structural, mechanical and electrical systems and build-out of the space.		Hill is providing construction management services to the Real Estate & Facilities Directorate of the Washington Headquarters Services on repairs, renovations, new construction and alterations to facilities and utility infrastructure projects for the Department of Defense. Hill's scope of services includes planning, estimating, scheduling, requirements gathering, program and documentation development, program management support and construction project management.

Project Name:	ID/IQ Task Order Contract
Location:	Various
Client:	U.S. General Services Administration
Service:	Construction Management
Project Value:	N/A
Hill is providing nationwide construction management services for a program that includes all 11 GSA Regional Offices and the GSA Central Office. GSA has a continuing program that involves a wide variety of design and construction projects nationwide. This program involves both new construction projects and renovations of existing buildings. The building types include federal office buildings, federal courthouses, border stations, laboratories, warehouses, and other types of real property.

Hospitals & Healthcare Facilities

Project Name:	Hamad Medical City	Project Name:	Nationwide Biocontainment Facilities Program
Location:	Doha, Qatar	Location:	Various
Client:	Qatar Ministry of Public Health	Client:	National Institute of Allergy and Infectious Diseases (NIAID)
Service:	Project Management	Service:	Program Management
Project Value:	$600,000,000	Project Value:	$700,000,000
Hill is managing the design and construction of the largest comprehensive medical facility in the Middle East. It incorporates three specialized hospitals including a 320-bed hospital for children, a 220-bed hospital for bone diseases, a 350-bed hospital for medical rehabilitation, an addition to a dialysis unit, a minor surgery unit and a 300-bed nursing home for the aged. The complex will also include the headquarters building of the Qatar ministry of Public Health, 16 apartment blocks for the accommodation of nurses and a social and sports club for the staff of the medical sector.		Hill is providing quality management services in connection with the planning, design and construction of state-of-the-art biocontainment research facilities. This program is an effort by NIAID to further the United States' capabilities to defend against bioterrorism and emerging infectious diseases.

Religious Facilities

Project Name:	Sheikh Zayed Bin Sultan Al Nahyan Grand Mosque
Location:	Abu Dhabi, UAE
Client:	Abu Dhabi Public Works Department
Service:	Project Management
Project Value:	$550,000,000
Hill is managing the major redesign and restructuring of the Sheikh Zayed Bin Sultan Al Nahyan Grand Mosque project on an accelerated basis. The white marble clad mosque, upon completion the third largest mosque in the world, with a main prayer hall capacity of 7,000 worshippers, two other prayer halls with a capacity of 1,500, administration offices, reception and control rooms and parking facilities, was under a directive to cut costs by 50 percent.